UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

SCHEDULE 14A

–––––––––––––––––––––––––––––––

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §210.14a-12

ARISZ ACQUISITION CORP.
(Name of Registrant as Specified in its Charter)

___________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.
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Arisz Acquisition Corp.

c/o MSQ Ventures
12 East 49th Street, 17th Floor
New York, NY 10017

January [    ], 2024

TO THE STOCKHOLDERS OF
ARISZ ACQUISITION CORP.

On behalf of the Board of Directors (the “Board”) of Arisz Acquisition Corp. (the “Company,” “Arisz” or “we”), I invite you to attend our Annual Meeting of Stockholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held at 10:00 a.m. Eastern Time on February [    ], 2024. We will be holding the Annual Meeting via teleconference using the following dial-in information:

US Toll Free	1800-450-7155
International Toll	+1857-999-9155
Conference ID	[ ]#

The notice of Annual Meeting of Stockholders, the proxy statement and the proxy card accompanying this letter are also available at [https://www.cstproxy.com/ariszacquisition/2024]. We are first mailing these materials to our stockholders on or about January [    ], 2024.

As discussed in the enclosed proxy statement, the purpose of the Annual Meeting is to consider and vote upon the following proposals:

(i) Proposal 1 — A proposal to amend Arisz’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which Arisz must consummate a business combination up to nine (9) times (the “Charter Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from February 22, 2024 to November 22, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”); (we refer to this proposal as the “Charter Amendment Proposal”);

(ii) Proposal 2 — A proposal to amend Arisz’s investment management trust agreement, dated as of November 17, 2021 (as amended on May 12, 2023, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the date by which Arisz must consummate a business combination up to nine (9) times, each such Extension for an additional one (1) month period, until November 22, 2024, by depositing into the Trust Account $120,000 (the “Extension Payment”) for each one-month Extension (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendment Proposal”);

(iii) Proposal 3 — A proposal to re-elect the current Class A director to Arisz’s board of directors (we refer to this proposal as the “Director Election Proposal”);

(iv) Proposal 4 — A proposal to ratify the appointment of Marcum LLP, as Arisz’s independent auditors, for the fiscal year ending September 30, 2024; (we refer to this proposal as the “Auditor Ratification Proposal”); and

(v) Proposal 5 — A proposal to direct the chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the foregoing proposals (we refer to this proposal as the “Adjournment Proposal” and the Charter Amendment Proposal, Trust Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and Adjournment Proposal collectively as the “Proposals”).

On January 21, 2022, Arisz entered into that certain Agreement and Plan of Merger (as amended as of April 4, 2022, October 10, 2002, April 24, 2023 and July 28, 2023, and as may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and between Arisz and Finfront Holding Company, a Cayman Islands exempted company (“BitFuFu”), pursuant to which (a) Arisz agreed to form BitFuFu Inc., a Cayman Islands exempted company, as its wholly owned subsidiary (“Purchaser” or “PubCo”), (b) Purchaser would form Boundary Holding Company, a Cayman Islands exempted company, as its wholly owned subsidiary (“Merger Sub”), (c) Arisz will be merged with and into Purchaser (the “Redomestication Merger”), with Purchaser surviving the Redomestication Merger, and (d) Merger Sub will be merged with and into BitFuFu (the “Acquisition Merger”), with BitFuFu surviving the Acquisition Merger as a direct, wholly owned subsidiary of Purchaser (collectively, the “Business Combination”). Following the Business Combination, Purchaser will be a publicly traded company listed on a stock exchange in the United States.

On February 16, 2022 and February 22, 2022, respectively, each of PubCo and Merger Sub was incorporated under the laws of the Cayman Islands as an exempted company. On April 4, 2022, each of PubCo and Merger Sub executed a joinder agreement along with Arisz and BitFuFu, agreeing to be bound by the Merger Agreement as if such parties were parties thereto on the date of its signing. On December 20, 2023, each of Purchaser, Merger Sub, Arisz and BitFuFu entered into a Supplemental Joinder Agreement, pursuant to which each of Purchaser and Merger Sub acknowledged its agreement to be bound by the terms of each of the following additional amendments to the Merger Agreement which had been theretofore executed by Arisz and BitFuFu: (a) Amendment 2 to Agreement and Plan of Merger dated as of October 10, 2022; (b) Amendment 3 to Agreement and Plan of Merger dated as of April 24, 2023; and (c) Amendment 4 to Agreement and Plan of Merger dated as of July 28, 2023.

The Merger Agreement originally provided that the closing of the Business Combination shall occur no later than July 31, 2022 (the “Outside Date”) and that the Outside Date may be extended upon the written agreement of Arisz and BitFuFu. On July 28, 2023, Arisz and BitFuFu entered into Amendment No. 4 to the Merger Agreement to provide, among other things, that the Outside Date be extended to November 17, 2024. Notwithstanding that fact, the Charter provides that the date by which Arisz must consummate a business combination is February 22, 2024. Accordingly, unless the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Outside Date cannot be realized.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete its initial business combination (an “Initial Business Combination”). The Company’s Charter provides that the Company has until February 22, 2024 (the “Current Termination Date”) to complete an Initial Business Combination. There may not be sufficient time before February 22, 2024 for the Company to complete an Initial Business Combination given the Company’s recent filing with the Securities and Exchange Commission (“SEC”) of a registration statement under the Securities Act of 1933 on Form F-4 (the “Initial Business Combination Registration Statement”), and the projected timetable for having it declared effective prior to holding an Annual Meeting of the Company to consider an Initial Business Combination. Annual Meeting Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate its Initial Business Combination.

If the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the Company would have up to an additional nine (9) months after the February 2024 Termination Date to consummate an Initial Business Combination until November 22, 2024, which is a total of up to 36 months to complete an Initial Business Combination after the Company’s IPO.

The Board has fixed the close of business on January [    ], 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 5,155,754 shares of the Company’s Common Stock, par value $0.0001 per share, (the “Common Stock”) issued and outstanding. Only holders of record of the Company’s Common Stock on the Record Date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

Each of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow Arisz more time to complete its Initial Business Combination.

The Company’s current Charter and Trust Agreement provide that Arisz has only until February 22, 2024 to complete its Initial Business Combination (i.e., 27 months from the consummation of the Company’s initial public offering (“IPO”)). If both the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will instead have the right to extend the time to consummate its Initial Business Combination from February 22, 2024 until November 22, 2024 (36 months from the effectiveness of the IPO registration statement).

The Company’s sponsor, Arisz Investments LLC (the “Sponsor”) or any of its affiliates (the “Contributors”) have agreed that if the Charter Amendment Proposals and the Trust Amendment Proposal are approved, then, upon five days’ advance notice prior to the applicable deadline from the Sponsor to Arisz, they will contribute to the Trust Account, within two business days prior to the applicable deadline, $120,000 for each one-month Extension, paid on a month-to-month and as-needed basis (each being referred to herein as a “Contribution”), to extend the Combination Period for an additional one (1) month period each time, for up to nine (9) times, until November 22, 2024.

The Contributors will not make any Contribution unless the Charter Amendment Proposals and the Trust Amendment Proposal are both approved and the Original Termination Date is extended. The Contribution(s) will not bear any interest. The Contributions will be lost by the Contributors if the Company is unable to consummate an Initial Business Combination except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to continue extending the time to complete an Initial Business Combination until the Extended Termination Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an Initial Business Combination by the Extended Termination Date and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding publicly held shares of Common Stock in accordance with the same procedures set forth below that would be applicable if the Charter Amendment Proposals and the Trust Amendment Proposal are not approved.

Background

Arisz was incorporated on July 21, 2021 and was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities which we refer to as our “Initial Business Combination”. Pursuant to the Trust Agreement and the Company’s Charter, Arisz has until February 22, 2024 to complete the Initial Business Combination. If the Initial Business Combination is not completed prior to February 22, 2024, Arisz can extend the time to complete the Initial Business Combination only by the amendment of its Charter which requires the approval of a majority of the holders of the Company’s outstanding Common Stock.

Under our current Charter, if we are unable to complete our Initial Business Combination by February 22, 2024, we would: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the trust account, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of Common Stock and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless.)

Arisz and its board of directors have determined that there may not be sufficient time before February 22, 2024 to hold an Annual Meeting to obtain stockholder approval of, and to consummate, an Initial Business Combination. Accordingly, Arisz’s board has determined that, given Arisz’ expenditure of time, effort and money on identifying a suitable company as a target business and completing its Initial Business Combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, Arisz will have to consummate an Initial Business Combination before the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposal and the Trust Amendment Proposal are implemented and you do not elect to redeem your shares of Common Stock now, you will retain the right to vote on an Initial Business combination when it is submitted to stockholders and the right to redeem your shares of Common Stock into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

If Arisz’s board of directors determines that Arisz will not be able to consummate an Initial Business Combination by the Extended Termination Date, and does not wish to seek an additional extension, Arisz would then look to wind up the Company’s affairs and redeem 100% of the outstanding Public Shares.

In connection with the Charter Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to Arisz to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Initial Business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment Proposal and the Trust Amendment Proposal. Each redemption of shares of Common Stock by our public stockholders will decrease the amount in our Trust Account, which held approximately $[    ] million as of January [    ], 2024. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if Arisz has not completed an Initial Business Combination by the Extended Termination Date. Our Sponsor, our officers and directors and our other initial stockholders, own an aggregate of 1,596,794shares of our Common Stock, Common Stock which we refer to as the “Founder Shares”, that were issued prior to our IPO and 207,389 shares of Common Stock that were part of the private units purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO (the “Private Placement Shares”).

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting (or February [    ], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of January [    ], 2024, there was approximately $[    ] million in the Trust Account. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Current Termination Date is extended to November 22, 2024, the redemption price per share will be approximately $[    ] without taking into account additional allocation of payments to cover any tax obligation of the Company, such as franchise taxes, but not including any excise tax. The closing price of the Company’s Common Stock on January [    ], 2024 was $[    ]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are not approved, and we do not consummate our Initial Business Combination by February 24, 2024, in accordance with our Charter and the Trust Agreement, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the trust account, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of Common Stock and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless.. In the event of a liquidation, our sponsor, officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Shares.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. In such event, the Company may need to obtain additional funds to complete the Initial Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We are not permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) on any redemptions or stock buybacks by the Company. In the event (i) an excise tax and/or any other similar fees or taxes in nature are levied or imposed on us pursuant to any current, pending or future rule(s) or law(s), including without limitation any excise tax imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) in relation to a redemption of securities as described herein or otherwise, and (ii) the holders of our shares of common stock approve the Charter Amendment Proposal and the Trust Amendment Proposal, if such excise tax or fee has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax or fee, our sponsor, Arisz Investments LLC (the “Sponsor”) or a designee agrees to promptly (but in any event sufficiently prior to the due date for such tax or fee to assure timely payment thereof) either directly pay such tax or fee on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax or fee timely with respect to any future redemptions that occur prior to or in connection a business combination or our liquidation. The Sponsor agrees not to seek recourse for such expenses from the Trust Account.

Subject to the foregoing, the affirmative vote of a majority of the Company’s outstanding Common Stock, including the Founder Shares and the Private Placement Shares, will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our Initial Business Combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Charter Amendment Proposal and the Trust Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on January [    ], 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the Proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,
/s/ Fang Hindle-Yang
Fang Hindle-Yang
Chief Executive Officer

Arisz Acquisition Corp.

c/o MSQ Ventures
12 East 49th Street, 17th Floor

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY [    ], 2024

January [    ], 2024

To the Stockholders of Arisz Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the “Annual Meeting”) of Arisz Acquisition Corp. (“Arisz” or the “Company”), a Delaware corporation, will be held on February [    ], 2024, at 10:00 a.m. Eastern Time. The Company will be holding the Annual Meeting via teleconference using the following dial-in information:

US Toll Free	1800-450-7155
International Toll	+1857-999-9155
Conference ID	[ ]#

The purpose of the Annual Meeting will be to consider and vote upon the following proposals:

(i) Proposal 1 — A proposal to amend Arisz’s amended and restated certificate of incorporation (the “Charter”)to extend the date by which Arisz must consummate a business combination up to nine (9) times (the “Charter Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from February 22, 2024 to November 22, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”); (we refer to this proposal as the “Charter Amendment Proposal”);

(ii) Proposal 2 — A proposal to amend Arisz’s investment management trust agreement, dated as of November 17, 2021 (as amended on May 12, 2023, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the date by which Arisz must consummate a business combination up to nine (9) times, each such Extension for an additional one (1) month period, until November 22, 2024, by depositing into the Trust Account $120,000 (the “Extension Payment”) for each one-month Extension (we refer to this proposal as the “Trust Amendment Proposal”);

(iii) Proposal 3 — A proposal to re-elect the current Class A director to Arisz’s board of directors (we refer to this proposal as the “Director Election Proposal”);

(iv) Proposal 4 — A proposal to ratify the appointment of Marcum LLP, as Arisz’s independent auditors, for the fiscal year ending September 30, 2024; (we refer to this proposal as the “Auditor Ratification Proposal”);

(v) Proposal 5 — A proposal to direct the chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the foregoing proposal (we refer to this proposal as the “Adjournment Proposal”); and

(vi) To act on such other matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on January [    ], 2024 as the record date for the Annual Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors
/s/ Fang Hindle-Yang
Chief Executive Officer

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY [    ], 2024. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT: [https://www.cstproxy.com/ariszacquisition/2024].

Arisz Acquisition Corp.

c/o MSQ Ventures
12 East 49th Street, 17th Floor
New York, NY 10017

PRELIMINARY PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD FEBRUARY [    ], 2024
FIRST MAILED ON OR ABOUT JANUARY [    ], 2024

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Arisz Acquisition Corp. (“the Company,” “Arisz” or “we”), a Delaware corporation, in connection with the Annual Meeting of Stockholders to be held on February [    ], 2024 at 10:00 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. Arisz will be holding the Annual Meeting, and any adjournments thereof, via teleconference using the following dial-in information:

US Toll Free	1 800-450-7155
International Toll	+1 857-999-9155
Conference ID	[ ]#

The principal executive office of the Company is c/o MSQ Ventures, 12 East 49th Street, 17th Floor, New York, NY 10017, and its telephone number, including area code, is (212) 845-9945.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

(i) Proposal 1 — A proposal to amend (the “Charter Amendment”) Arisz’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which Arisz must consummate a business combination up to nine (9) times (the “Charter Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from February 22, 2024 to November 22, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”);. We refer to this proposal as the “Charter Amendment Proposal;”

(ii) Proposal 2 — A proposal to amend Arisz’s investment management trust agreement, dated as of November 17, 2021 (as amended on May 12, 2023, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the date by which Arisz must consummate a business combination up to nine (9) times, each such Extension for an additional one (1) month period, until November 22, 2024, by depositing into the Trust Account $120,000 (the “Extension Payment”) for each one-month Extension(the “Trust Amendment”) (we refer to this proposal as the “Trust Amendment Proposal”);

(iii) Proposal 3 — A proposal to re-elect the current Class A director to Arisz’s board of directors (we refer to this proposal as the “Director Election Proposal”);

(iv) Proposal 4 — A proposal to ratify the appointment of Marcum LLP, as Arisz’s independent auditors, for the fiscal year ending September 30, 2024; (we refer to this proposal as the “Auditor Ratification Proposal”);

(v) Proposal 5 — A proposal to direct the chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the foregoing proposal (we refer to this proposal as the “Adjournment Proposal”); and

(vi) To act on such other matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Background

Arisz was incorporated on July 21, 2021 and was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities which we refer to as our “Initial Business Combination”. Pursuant to the Trust Agreement and the Company’s Charter, Arisz has until February 22, 2024 to complete the Initial Business Combination. If the Initial Business

Combination is not completed prior to February 22, 2024, Arisz can extend the time to complete the Initial Business Combination only by the amendment of its Charter which requires the approval of a majority of the holders of the Company’s outstanding Common Stock.

The Merger Agreement

On January 21, 2022, Arisz entered into a merger agreement (as amended as of April 4, 2022, October 10, 2022, April 24, 2023 and July 28, 2023, and as may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) with Finfront Holding Company, a Cayman Islands exempted company (“BitFuFu”), pursuant to which (a) Arisz agreed to form BitFuFu Inc., a Cayman Islands exempted company, as its wholly owned subsidiary (“Purchaser” or “PubCo”), (b) Purchaser would form Boundary Holding Company, a Cayman Islands exempted company, as its wholly owned subsidiary (“Merger Sub”), (c) Arisz will be merged with and into Purchaser (the “Redomestication Merger”), with Purchaser surviving the Redomestication Merger, and (d) Merger Sub will be merged with and into BitFuFu (the “Acquisition Merger”), with BitFuFu surviving the Acquisition Merger as a direct, wholly owned subsidiary of Purchaser (collectively, the “Business Combination”). Following the Business Combination, Purchaser will be a publicly traded company listed on a stock exchange in the United States. On April 4, 2022, each of Purchaser, Merger Sub, Arisz and BitFuFu executed that certain Joinder Agreement to the Merger Agreement, whereby each of Purchaser and Merger Sub have agreed, effective upon execution, that it shall become a party to the Merger Agreement and shall be fully bound by, and subject to, all of the covenants, terms, representations, warranties, rights, obligations and conditions of the Merger Agreement as though an original party thereto. On December 20, 2023, each of Purchaser, Merger Sub, Arisz and BitFuFu entered into a Supplemental Joinder Agreement, pursuant to which each of Purchaser and Merger Sub acknowledged its agreement to be bound by the terms of each of the following additional amendments to the Merger Agreement which had been theretofore executed by Arisz and BitFuFu: (a) Amendment 2 to Agreement and Plan of Merger dated as of October 10, 2022; (b) Amendment 3 to Agreement and Plan of Merger dated as of April 24, 2023; and (c) Amendment 4 to Agreement and Plan of Merger dated as of July 28, 2023.

On November 7, 2022, Arisz received notice from its sponsor, Arisz Investment LLC (the “Sponsor”), that, in accordance with Arisz’s Charter, it was extending the time available to Arisz to consummate its Initial Business Combination from November 22, 2022 to February 22, 2023. On February 7, 2023, Arisz received notice from the Sponsor, that, in accordance with Arisz’s Charter, it was extending the time available to Arisz to consummate its Initial Business Combination from February 22, 2023 to May 22, 2023 (the “May 2023 Extension”). The May 2023 Extension provided Arisz with additional time to complete its proposed business combination with BitFuFu. The May 2023 Extension was the second and last of up to two three-month extensions permitted under Arisz’s governing documents. Accordingly, on May 11, 2023, at a special meeting of stockholders of the Company, the requisite number of stockholders approved a proposal to amend the Company’s Charter to, among other things, extend the date by which Arisz must consummate a business combination up to nine (9) times, each such extension for an additional one (1) month period, from May 22, 2023 to February 22, 2024. In connection with the special meeting, 3,745,635 shares of Common Stock were tendered for redemption. As a result, approximately $39.18 million (approximately $10.46 per share) was removed from the Company’s Trust Account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company, such as franchise taxes, but not including any excise tax, since that date. In connection with the May 11th meeting, in each of May, June, July, August, September, October, November and December 2023, Arisz timely deposited $120,000 into Arisz’s Trust Account, thereby extending the date by which an initial business combination may be consummated. As of the date hereof, Arisz has until January 22, 2024 to consummate its initial business combination, unless the Sponsor elects to further extend, to as late as February 22, 2024.

As of January, [    ], 2024, the Company has 5,155,754 shares of Common Stock outstanding, and approximately $[    ] million in the Company’s Trust Account.

The Merger Agreement originally provided that the closing of the Business Combination shall occur no later than July 31, 2022 (the “Outside Date”) and that the Outside Date may be extended upon the written agreement of Arisz and BitFuFu. On July 28, 2023, Arisz and BitFuFu entered into Amendment No. 4 to the Merger Agreement to provide, among other things, that the Outside Date be extended to November 17, 2024. Notwithstanding that fact, the Charter provides that the date by which Arisz must consummate a business combination is February 22, 2024. Accordingly, unless the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Outside Date cannot be realized.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete an Initial Business Combination. The Company’s Charter provides that the Company has until February 22, 2024 (the “Current Termination Date”) to complete an Initial Business Combination. There may not be not sufficient time before the Current Termination Date for the Company to complete an Initial Business Combination given the Company’s recent filing of a registration statement on Form F-4 under the Securities Act of 1933 (the “Initial Business Combination Registration Statement”) with the Securities and Exchange Commission (the “SEC”) and the projected timetable for having it declared effective prior to holding a Special Meeting of the Company to consider an Initial Business Combination . Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an Initial Business Combination.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company would have up until November 22, 2024, which is a total of 36 months to complete an Initial Business Combination after the Company’s initial public offering (“IPO”) registration statement became effective.

Upon the closing of the Company’s IPO, approximately $69 million was placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and held as cash or invested only in U.S. government securities. In November 2022 and in February 2023, an additional Six Hundred Ninety Thousand Dollars ($690,000) was deposited into the Trust Account in connection with the Sponsor’s decision to extend the time that Arisz has to complete the Initial Business Combination.

On May 11, 2023, at a special meeting of stockholders of the company, the requisite number of stockholders approved a proposal to amend the Company’s Charter to, among other things, extend the date by which Arisz must consummate a business combination up to nine (9) times, each such extension for an additional one (1) month period, from May 22, 2023 to February 22, 2024. In connection with the special meeting, 3,745,635 shares of Common Stock were tendered for redemption. As a result, approximately $39.18 million (approximately $10.46 per share) was removed from the Company’s Trust Account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company, such as franchise taxes, but not including any excise tax, since that date. In connection with the May 11th meeting, in each of May, June, July, August, September, October, November and December 2023, Arisz timely deposited $120,000 into Arisz’s Trust Account, thereby extending the date by which an initial business combination may be consummated. As of the date hereof, Arisz has until January 22, 2024 to consummate its initial business combination, unless the Sponsor elects to further extend, to as late as February 22, 2024. As of January [    ], 2024 the Company has 5,155,754 shares of Common Stock outstanding, and approximately $[    ] million in the Company’s Trust Account.

The Board has fixed the close of business on January [    ], 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 5,155,754 shares of Common Stock, issued and outstanding. Only holders of record of the Company’s Common Stock on the Record Date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. Holders of shares of Common Stock included as part of the units sold in the IPO (whether such shares were purchased in the IPO or in the secondary market following the IPO and whether or not such holders are the Sponsor or officers or directors of the Company, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

The Company’s Sponsor, or any of its affiliates (the “Contributors”) have agreed that if the Charter Amendment Proposals and the Trust Amendment Proposal are approved, then, upon five days’ advance notice prior to the applicable deadline from the Sponsor to Arisz, they will contribute to the Trust Account, within two business days prior to the applicable deadline, $120,000 for each one-month Extension, paid on a month-to-month and as-needed basis (each being referred to herein as a “Contribution”), to extend the Combination Period for an additional one (1) month period each time, for up to nine (9) times, until November 22, 2024.

The Contributors will not make any Contribution unless the Charter Amendment Proposals and the Trust Amendment Proposal are both approved and the Extended Termination Date is extended. The Contribution(s) will not bear any interest. The Contributions will be lost by the Contributors if the Company is unable to consummate an Initial Business Combination. The Company will have the sole discretion whether to continue extending the time to complete the Initial Business Combination until the Extended Termination Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an Initial Business Combination by the Extended Termination Date and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Charter Amendment Proposals and the Trust Amendment Proposal are not approved.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow Arisz more time to complete its Initial Business Combination. Arisz’s Charter provides that Arisz has only until February 22, 2024 to complete the Initial Business Combination.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q.     What is being voted on?

A.     You are being asked to consider and vote upon (A) a proposal to amend the Company’s Charter (such proposal, the “Charter Amendment Proposal”), (B) a proposal to amend the Investment Management Trust Agreement (the “Trust Amendment Proposal”) to allow the Board to extend the date by which Arisz must consummate a business combination up to nine (9) times (the “Charter Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from February 22, 2024 to November 22, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”), the date by which, if the Company has not consummated a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses the Company must: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the Trust Account, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of Common Stock and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law, (C) a proposal to re-elect the current Class A director to Arisz’s board of directors (such proposal, the “Director Election Proposal”); (D) a proposal to ratify the appointment of Marcum LLP, as Arisz’s independent auditors, for the fiscal year ending September 30, 2024; (such proposal, the “Auditor Ratification Proposal”); and (E) a proposal to adjourn the Annual Meeting if necessary.

Q.     Why is the Company proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A.     Arisz was incorporated in Delaware on July 21, 2021 and was formed for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On November 22, 2021, the Company consummated its initial public offering (“IPO”) and the underwriters’ full exercise of over-allotment option. Simultaneously with the closing of the IPO and the exercise by the underwriter of its over-allotment option, the Company consummated the private sale (the “Private Placement”) of 187,389 units and 69,000 units, respectively (the “Private Units”) to Arisz Investments LLC, the Company’s sponsor (the “Sponsor”) and Chardan Capital Markets, LLC. A total of $69,000,000 from the net proceeds of the units sold in the IPO and the Private Placement was placed in the Trust Account for the benefit of the persons holding Public Shares (“Public Stockholders”). On May 11, 2023, at a special meeting of stockholders of the company, the requisite number of stockholders approved a proposal to amend the Company’s Charter to, among other things, extend the date by which Arisz must consummate a business combination up to nine (9) times, each such extension for an additional one (1) month period, from May 22, 2023 to February 22, 2024. In connection with the special meeting, 3,745,635 shares of Common Stock were tendered for redemption. As a result, approximately $39.18 million (approximately $10.46 per share) was removed from the Company’s Trust Account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company, such as franchise taxes, but not including any excise tax, since that date. In connection with the May 11th meeting, in each of May, June, July, August, September, October, November and December 2023, Arisz timely deposited $120,000 into Arisz’s Trust Account, thereby extending the date by which an initial business combination may be consummated. As of the date hereof, Arisz has until January 22, 2024 to consummate its initial business combination, unless the Sponsor elects to further extend, to as late as February 22, 2024. As of January [    ], 2024, the Company has 5,155,754 shares of Common Stock outstanding, and approximately $[    ] million in the Company’s Trust Account.

Our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before February 22, 2024.

On January 21, 2022, Arisz entered into a merger agreement (as amended as of April 4, 2022, October 10, 2022, April 24, 2023 and July 28, 2023, and as may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) with Finfront Holding Company, a Cayman Islands exempted company (“BitFuFu”), pursuant to which (a) Arisz agreed to form BitFuFu Inc., a Cayman Islands exempted company, as its wholly owned subsidiary (“Purchaser” or “PubCo”), (b) Purchaser would form Boundary Holding Company, a Cayman Islands exempted company, as its wholly owned subsidiary (“Merger Sub”), (c) Arisz will be merged with and into Purchaser (the “Redomestication Merger”), with Purchaser surviving the Redomestication Merger, and (d) Merger Sub will be merged with and into BitFuFu (the “Acquisition Merger”), with BitFuFu surviving the Acquisition Merger as a direct, wholly owned subsidiary of Purchaser (collectively, the “Business Combination”). Following the Business Combination, Purchaser will be a publicly traded company listed on a stock exchange in the United States. On April 4, 2022, each of Purchaser, Merger Sub, Arisz and BitFuFu executed that certain Joinder Agreement to the Merger Agreement, whereby each of Purchaser and Merger Sub have agreed, effective upon execution, that it shall become a party to the Merger Agreement and shall be fully bound by, and subject to, all of the covenants, terms, representations, warranties, rights, obligations and conditions of the Merger Agreement as though an original party thereto. On December 20, 2023, each of Purchaser, Merger Sub, Arisz and BitFuFu entered into a Supplemental Joinder Agreement, pursuant to which each of Purchaser and Merger Sub acknowledged its agreement to be bound by the terms of each of the following additional amendments to the Merger Agreement which had been theretofore executed by Arisz and BitFuFu: (a) Amendment 2 to Agreement and Plan of Merger dated as of October 10, 2022; (b) Amendment 3 to Agreement and Plan of Merger dated as of April 24, 2023; and (c) Amendment 4 to Agreement and Plan of Merger dated as of July 28, 2023.

The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, the Public Stockholders of the Company should be given an opportunity to consider and vote on an Initial Business Combination. We may not have sufficient time to consummate an Initial Business Combination prior to February 22, 2024. Therefore, we are seeking approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

The Board believes that it is in the best interests of the stockholders to continue the Company’s existence in order to allow the Company more time to complete an Initial Business Combination. Accordingly, the Board is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the Company’s corporate existence and time to complete an Initial Business Combination.

YOU ARE NOT BEING ASKED TO VOTE ON A BUSINESS COMBINATION AT THIS TIME. IF THE CHARTER AMENDMENT PROPOSAL IS APPROVED AND THE CHARTER AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON AN INITIAL BUSINESS COMBINATION IF AND WHEN IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT AN INITIAL BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED TERMINATION DATE.

Q.     Why should I vote for the Charter Amendment Proposal and the Trust Amendment Proposal?

A.     The Board believes stockholders will benefit from the Company’s consummating the Initial Business Combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the date by which the Company must complete the Initial Business Combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal would give the Company additional time to complete an Initial Business Combination and would allow you as a stockholder the benefit of voting for the Initial Business Combination and remaining a stockholder in the post-business combination company, if you desire.

Accordingly, we believe that the Charter Amendment Proposal and the Trust Amendment Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

You will have redemption rights in connection with the Charter Amendment Proposal and the Trust Amendment Proposal.

Q.     May I redeem my Public Shares in connection with the vote on the Charter Amendment Proposal and the Trust Amendment Proposal?

A.     Yes. Under our Charter, the submission of a matter to amend our Charter entitles holders of Public Shares to redeem their shares for their pro rata portion of the funds held in the Trust Account established at the time of the IPO. Holders of Public Shares do not need to vote against the Charter Amendment Proposal and the Trust Amendment Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, with respect to holders’ right to redeem, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with the Charter Amendment Proposal and the Trust Amendment Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an Initial Business Combination. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on the Initial Business Combination.

Q.     Will the Company be affected by the Excise Tax included in the Inflation Reduction Act of 2022?

A.     On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because prior to the Redomestication Merger we are a Delaware corporation and our securities are trading on Nasdaq, we are a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with an initial Business Combination, extension vote or otherwise, unless an exemption is available. The Excise Tax would be payable by the Company and not by the redeeming holders. Generally, issuances of securities by us in connection with an initial Business Combination transaction (including any PIPE transaction at the time of an initial Business Combination), as well as any other issuances of securities not in connection with our initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued.

Whether and to what extent the Company would be subject to the Excise Tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension vote or otherwise, (ii) the structure of a Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a Business Combination) and (iv) the content of regulations and other guidance from the Treasury. Consequently, the Excise Tax may make a transaction with us less appealing to potential Business Combination targets. Finally, based on recently issued interim guidance from the Internal Revenue Service and Treasury, subject to certain exceptions, the Excise Tax should not apply in the event of our complete liquidation.

We are not permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the IR Act on any redemptions or stock buybacks by the Company. In the event (i) an excise tax and/or any other similar fees or taxes in nature are levied or imposed on us pursuant to any current, pending or future rule(s) or law(s), including without limitation any excise tax imposed under the IR Act in relation to a redemption of securities as described herein or otherwise, and (ii) the holders of our shares of common stock approve the Charter Amendment Proposal and the Trust Amendment Proposal, if such excise tax or fee has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax or fee, our sponsor, Arisz Investments LLC (the “Sponsor”) or a designee agrees to promptly (but in any event sufficiently prior to the due date for such tax or fee to assure timely payment thereof) either directly pay such tax or fee on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax or fee timely with respect to any future redemptions that occur prior to or in connection a business combination or our liquidation. The Sponsor agrees not to seek recourse for such expenses from the Trust Account.

Q.     Why is the Company proposing the Director Election Proposal?

A.     The Company is proposing the Director Election Proposal because the Delaware General Corporate Law (the “DGCL”) requires Delaware corporations to hold elections for directors each year.

Q.     Why is the Company proposing the Auditor Ratification Proposal?

A.     The Company is proposing the Auditor Ratification Proposal because the Company appointed Marcum LLP to serve as the Company’s independent auditors for the 2023 fiscal year. The Company elects to have its stockholders ratify such appointment.

Q.     Why is the Company proposing the Adjournment Proposal?

A.     The Company is proposing the Adjournment Proposal in order to allow the Company more time to solicit additional proxies in favor of the Charter Amendment Proposal and the Trust Amendment Proposal, in the event the Company does not receive the requisite stockholder vote to approve the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal.

Q.     How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.     All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any shares of Common Stock over which they have voting control (including any Public Shares owned by them) in favor of the Proposals.

Our executive officers and directors are not entitled to redeem such shares in connection with the Charter Amendment Proposal and the Trust Amendment Proposal. On the Record Date, they held 1,804,183 shares of Common Stock representing approximately 35.0% of the Company’s issued and outstanding shares of Common Stock.

Q.     What vote is required to adopt the Proposals?

A.     Charter Amendment Proposal.    The Charter Amendment Proposal must be approved by the affirmative vote of a majority of all then outstanding shares of Common Stock.

Trust Amendment Proposal.    The Trust Amendment Proposal must be approved by the affirmative vote of a majority of all then outstanding shares of Common Stock.

Director Election Proposal.    Approval of each of the directors being re-elected will require the affirmative vote of a plurality of the shares of the Company’s common stock, represented in person by virtual attendance or by proxy and entitled to vote at the Annual Meeting on any adjournment thereof.

Auditor Ratification Proposal.    Approval of the Auditor Ratification Proposal requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting or any adjournment thereof.

Adjournment Proposal.    The Adjournment Proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting, by ballot, proxy or electronic ballot, and entitled to vote at the Annual Meeting.

Q.     What if I do not want to approve the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A.     If you do not want to approve the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate our Initial Business Combination. Therefore, our Board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

Q.     Will you seek any further extensions to consummate an Initial Business Combination?

A.     Other than as described herein, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate an Initial Business Combination, although we may determine to do so in the future, if necessary.

Q.     What happens if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?

A.     If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved at the Annual Meeting, and we have not consummated an Initial Business Combination by February 22, 2024, it will trigger our automatic winding up, liquidation and dissolution of the Company pursuant to the terms of our Charter. No vote would be required from our stockholders to commence such a voluntary winding up, liquidation and dissolution under the terms of our Charter.

If we are forced to liquidate the Trust Account, we anticipate that we would distribute to our Public Stockholders the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Stockholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the Trust Account or that a court would conclude that such agreements are legally enforceable.

Our stockholders as of immediately prior to our IPO, including our Sponsor (our “Initial Stockholders”) have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to the shares of Common Stock held or controlled by our Initial Stockholders prior to the IPO (“Founder Shares”) and the Private Placement Shares purchased simultaneously with the consummation of the IPO, and to vote their Founder Shares and Private Placement Shares in favor of any dissolution and plan of distribution which we submit to a vote of stockholders. There will be no distribution from the Trust Account with respect to our warrants and rights, which will expire worthless in the event of our winding up.

Q.     What happens to the Company’s warrants and rights if the Charter Amendment Proposal is approved?

A.     If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an Initial Business Combination until the Extended Termination Date. The public warrants will remain outstanding and only become exercisable on the later of the completion of an Initial Business Combination and 12 months from the date of the IPO prospectus, and will expire five years after the completion of an Initial Business Combination, or earlier upon redemption. Except in cases where we are not the surviving company in a business combination, each holder of a right will automatically receive one-twentieth (1/20) of a share of Common Stock upon consummation of our Initial Business Combination.

Q.     If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A.     If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will continue to attempt to consummate the Initial Business Combination until the Extended Termination Date on November 22, 2024, or an earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate an Initial Business Combination by the Extended Termination Date, and does not wish to seek an additional extension. We will remain a reporting company under the Exchange Act and our units, Common Stock, public warrants and public rights will remain publicly traded.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of shares of Common Stock held by the Company’s officers, directors and their affiliates.

Q.     Would I still be able to exercise my redemption rights in the future if I vote against any subsequent Initial Business Combination?

A.     Unless you elect to redeem your shares in connection with this stockholder vote to approve the Charter Amendment Proposal and the Trust Amendment Proposal, you will be able to vote on any subsequent Initial Business combination when it is submitted to Stockholders. If you disagree with the Initial Business Combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of the Initial Business Combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the Charter.

Q.     How do I change my vote?

A.     If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc. (“Advantage”), the Company’s proxy solicitation agent at: Toll Free: 877-870-8565; Collect: 206-870-8565, Email: ksmith@advantageproxy.com, prior to the commencement of the Annual Meeting.

Q.     How are votes counted?

A.     The Company’s proxy agent, Advantage will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Charter Amendment Proposal.    The Charter Amendment Proposal must be approved by the affirmative vote of a majority of all then outstanding shares of Common Stock.

Trust Amendment Proposal.    The Trust Amendment Proposal must be approved by the affirmative vote of a majority of all then outstanding shares of the Common Stock.

Director Election Proposal.    Approval of each of the directors being re-elected will require the affirmative vote of a plurality of the shares of the Company’s common stock, represented in person by virtual attendance or by proxy and entitled to vote at the Annual Meeting on any adjournment thereof.

Auditor Ratification Proposal.    Approval of the Auditor Ratification Proposal requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting or any adjournment thereof.

Adjournment Proposal.    The Adjournment Proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting, by ballot, proxy or electronic ballot, and entitled to vote at the Meeting.

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal.

Abstentions and broker non-votes will have no effect on the outcome of the Director Election Proposal.

Abstentions with respect to the Auditor Ratification Proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to the Auditor Ratification Proposal will have no effect on the vote.

Abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.

If you do not want to approve the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate our Initial Business Combination. Therefore, our Board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

Q:     If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A:     No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Charter Amendment Proposal and the Trust Amendment Proposal will be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary proposal because the holder of record has not received voting instructions from the beneficial owner.

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established and have the same effect as votes against the Charter Amendment Proposal and the Trust Amendment Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.

Q:     What will happen if I abstain from voting or fail to vote at the Annual Meeting?

A:     Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Director Election Proposal. Abstentions with respect to the Auditor Ratification Proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to the Auditor Ratification Proposal will have no effect on the vote. Abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.

The Charter Amendment Proposal, the Trust Amendment Proposal and the Director Election Proposal are non-discretionary items. Your broker can only vote your shares for those proposals if you provide instructions on how to vote. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of Nasdaq applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Your brokers can use their discretionary authority to vote shares with respect to the Auditor Ratification Proposal and the Adjournment Proposal.

Q:     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:     Signed and dated proxies received by Arisz without an indication of how the stockholder intends to vote on a proposal will be voted as recommended by the Board.

Q:     If I am not going to attend the Annual Meeting, should I return my proxy card instead?

A:     Yes. Whether you plan to attend the Annual Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote at any time before your proxy is voted at the Annual Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the Annual Meeting. If you hold your Public Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

Unless revoked, a proxy will be voted at the Annual Meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Proposals.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.     What is a quorum requirement?

A.     A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the issued shares entitled to vote at the Annual Meeting, present in person (including virtually) or represented by proxy, constitute a quorum. In the absence of a quorum, the Annual Meeting will either stand adjourned to the same day/time/place in the following week or will be adjourned to such other day/time/place as the board of directors decides. As of the Record Date for the Annual Meeting, 2,577,878 shares of Common Stock, would be required to achieve a quorum.

Q.     Who can vote at the Annual Meeting?

A.     Only holders of record of the Company’s Public Shares at the close of business on January [    ], 2024 are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof. For the purposes of this proxy statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares of Common Stock. On the Record Date, there were 5,155,754 shares of Common Stock outstanding of the Company, including 3,154,365 outstanding Public Shares.

Stockholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person (including virtually) at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.     Does the Board recommend voting for the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal?

A.     Yes. The Board recommends that the Company’s stockholders vote “FOR” the Charter Amendment Proposal, “FOR” the Trust Amendment Proposal, “FOR” the Director Election Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal.

Q.     What interests do the Company’s directors and officers have in the approval of the Charter Amendment Proposal and the Trust Amendment Proposal?

A.     The Company’s directors, officers and their affiliates have interests in the Charter Amendment Proposal and the Trust Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of insider shares, warrants and rights that will become worthless if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved. See the section titled “Interests of the Company’s Directors and Officers.”

Q.     What if I object to the Charter Amendment Proposal or the Trust Amendment Proposal? Do I have appraisal rights?

A.     Company Stockholders do not have appraisal rights in connection with the Charter Amendment Proposal or the Trust Amendment Proposal.

Q.     Is there a risk that the Company could be deemed an “investment company” under Section 3(a)(1)(A) of the Investment Company Act.?

A.     Even though we converted the securities in the Trust Account into an interest-bearing demand deposit account at a bank, we still may be determined to be an investment company under the Investment Company Act, in which case the Company would wind down and we would not be able to complete our business combination. In addition, to the conversion to cash may limit the interest income available for payment of taxes and dissolution expenses or for distribution to public stockholders. See “Risks Related to Being Deemed an Investment Company”.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.     How do I redeem my Public Shares of the Company?

A.     In connection with the Annual Meeting and the vote on the Charter Amendment Proposal, each Public Stockholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of Public Shares do not need to vote on the Charter Amendment Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, if you hold physical certificates for Public Shares, you must physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: Mark Zimkind; E-mail: mzimkind@continentalstock.com, no later than two business days prior to the Annual Meeting. If you hold your Public Shares in “street name” through a bank, broker or other nominee, you must deliver your shares to Continental Stock Transfer & Trust Company electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the Annual Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.

Q:     Who will solicit and pay the cost of soliciting proxies?

A:     Arisz will pay the cost of soliciting proxies for the Annual Meeting. Arisz has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Annual Meeting. Arisz has agreed to pay Advantage a fee of up to $[8,500] plus disbursements. Arisz will reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. Arisz will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. Arisz’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact our proxy solicitor at:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

You may also obtain additional information about Arisz from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the Trust Account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated November 17, 2021 and filed with the SEC on November 19, 2021 pursuant to Rule 424(b)(4) (File No. 333-260644), and the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023 filed with the SEC on December 19, 2023, and those set forth in the Initial Business Combination Registration Statement on Form F-4 filed on December 20, 2023. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

Arisz was incorporated on July 21, 2021 and was formed for the for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities, which we refer to as our “Initial Business Combination”. Pursuant to the Trust Agreement and the Company’s Charter, Arisz has until February 22, 2024 to complete an Initial Business Combination. If an Initial Business Combination is not completed prior to February 22, 2024, Arisz can extend the time to complete an Initial Business Combination only by the amendment of its Charter which requires the approval of a majority of the holders of the Company’s outstanding Common Stock.

The Merger Agreement

On January 21, 2022, Arisz entered into a merger agreement (as amended as of April 4, 2022 and as of October 10, 2022, April 24, 2023 and July 28, 2023, and as may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) with Finfront Holding Company, a Cayman Islands exempted company (“BitFuFu”), pursuant to which (a) Arisz agreed to form BitFuFu Inc., a Cayman Islands exempted company, as its wholly owned subsidiary (“Purchaser” or “PubCo”), (b) Purchaser would form Boundary Holding Company, a Cayman Islands exempted company, as its wholly owned subsidiary (“Merger Sub”), (c) Arisz will be merged with and into Purchaser (the “Redomestication Merger”), with Purchaser surviving the Redomestication Merger, and (d) Merger Sub will be merged with and into BitFuFu (the “Acquisition Merger”), with BitFuFu surviving the Acquisition Merger as a direct, wholly owned subsidiary of Purchaser (collectively, the “Business Combination”). Following the Business Combination, Purchaser will be a publicly traded company listed on a stock exchange in the United States. On April 4, 2022, each of Purchaser, Merger Sub, Arisz and BitFuFu executed that certain Joinder Agreement to the Merger Agreement, whereby each of Purchaser and Merger Sub have agreed, effective upon execution, that it shall become a party to the Merger Agreement and shall be fully bound by, and subject to, all of the covenants, terms, representations, warranties, rights, obligations and conditions of the Merger Agreement as though an original party thereto. On December 20, 2023, each of Purchaser, Merger Sub, Arisz and BitFuFu entered into a Supplemental Joinder Agreement, pursuant to which each of Purchaser and Merger Sub acknowledged its agreement to be bound by the terms of each of the following additional amendments to the Merger Agreement which had been theretofore executed by Arisz and BitFuFu: (a) Amendment 2 to Agreement and Plan of Merger dated as of October 10, 2022; (b) Amendment 3 to Agreement and Plan of Merger dated as of April 24, 2023; and (c) Amendment 4 to Agreement and Plan of Merger dated as of July 28, 2023.

On November 7, 2022, Arisz received notice from its sponsor, Arisz Investment LLC (the “Sponsor”), that, in accordance with Arisz’s Charter, it was extending the time available to Arisz to consummate its Initial Business Combination from November 22, 2022 to February 22, 2023. On February 7, 2023, Arisz received notice from the Sponsor, that, in accordance with Arisz’s Charter, it was extending the time available to Arisz to consummate its Initial Business Combination from February 22, 2023 to May 22, 2023 (the “May 2023 Extension”). The May 2023 Extension provides Arisz with additional time to complete its proposed business combination with BitFuFu. The May 2023 Extension was the second and last of up to two three-month extensions permitted under Arisz’s governing documents. Accordingly, on May 11, 2023, at a special meeting of stockholders of the Company, the requisite number of stockholders approved a proposal to amend the Company’s Charter to, among other things, extend the date by which Arisz must consummate a business combination up to nine (9) times, each such extension for an additional one (1) month period, from May 22, 2023 to February 22, 2024. In connection with the special meeting, 3,745,635 shares of Common Stock were tendered for redemption. As a result, approximately $39.18 million (approximately $10.46 per share) was removed from the Company’s Trust Account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company, such as franchise taxes, but not including any excise tax, since that date. In connection with the May 11th meeting, in each of May, June, July, August, September, October, November and December 2023, Arisz timely deposited $120,000 into Arisz’s Trust Account, thereby extending the date by which an initial business combination may be consummated. As of the date hereof, Arisz has until January 22, 2024 to consummate its initial business combination, unless the Sponsor elects to further extend, to as late as February 22, 2024. As of January [    ], 2024, the Company has 5,155,754 shares of Common Stock outstanding, and approximately $[          ] million in the Company’s Trust Account.

The Purpose of the Proposals

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow Arisz additional time to complete an Initial Business Combination. If we are unable to complete an Initial Business Combination by February 22, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the trust account, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of Common Stock and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. In connection with our redemption of 100% of our outstanding public shares, each holder will receive an amount equal to (1) the number of public shares being converted by such public holder divided by the total number of public shares multiplied by (2) the amount then in the trust account (initially $10.00 per share), which includes the deferred underwriting commission, plus a pro rata portion of any interest earned on the funds held in the trust account and not previously released to us or necessary to pay our taxes (subject in each case to our obligations under Delaware law to provide for claims of creditors).

Our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if it has not consummated an Initial Business Combination on or before February 22, 2024.

With respect to the Director Election Proposal, the Delaware General Corporate Law (the “DGCL”) requires corporations to hold elections for directors each year.

With respect to the Auditor Ratification Proposal, the Company appointed Marcum LLP to serve as the Company’s independent auditors for the 2021 fiscal year. The Company elects to have its stockholders ratify such appointment. The mailing address of our principal executive office is: c/o MSQ Ventures, 12 East 49th Street, 17th Floor, New York, NY 10017.

Failure to Timely Complete an Initial Business Combination

As disclosed in the Company’s prospectus dated November 17, 2021 in connection with its IPO, pursuant to the Trust Agreement, and the Company’s Charter, if Arisz does not complete the Initial Business Combination by February 24, 2024, it would cease all operations except for the purpose of winding up the Company.

Arisz and its board of directors have determined that there may not be sufficient time before February 22, 2024 to have its Initial Business Combination Registration Statement declared effective, or to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Initial Business Combination. Accordingly, Arisz’s board has determined that, given Arisz’s expenditure of time, effort and money on identifying a suitable company as a target business and completing its Initial Business Combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, Arisz will have to consummate an Initial Business Combination before the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposal and the Trust Amendment Proposal are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on an Initial Business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

If Arisz’s board of directors determines that Arisz will not be able to consummate an Initial Business Combination by the Extended Termination Date, and does not wish to seek an additional extension, Arisz would then look to wind up the Company’s affairs and redeem 100% of the outstanding Public Shares.

In connection with the Charter Amendment Proposal and the Trust Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to Arisz to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. If the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when an Initial Business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment Proposal. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[          ] million as of January [    ], 2024. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if Arisz has not completed an Initial Business Combination by the Extended Termination Date. Our Sponsor, our officers and directors and our other initial stockholders, own an aggregate of 1,596,794 shares of our Common Stock that we refer to as the “Founder Shares” issued prior to our initial public offering (“IPO”) and 207,389 shares of our Common Stock, which we refer to as the “Private Placement Shares”, that were included in the units purchased in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting (or February [    ], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of January [    ], 2024, there was approximately $[          ] million in the Trust Account. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Current Termination Date is extended to November 22, 2024, the redemption price per share will be approximately $[          ], without taking into account additional allocation of payments to cover any tax obligation of the Company, such as franchise taxes, but not including any excise tax. The closing price of the Company’s Common Stock on January [    ], 2024 was $[          ]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are not approved and we do not consummate an Initial Business Combination by February 22, 2024, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the trust account, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of Common Stock and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. In the event of a liquidation, our Sponsor, our officers and directors and our other Initial Stockholders, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Shares.

Subject to the foregoing, the affirmative vote of a majority of the Company’s outstanding Common Stock, including the Founder Shares and the Private Placement Shares, will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our Initial Business Combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal and the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Charter Amendment Proposal and the Trust Amendment Proposal at any time without any further action by our stockholders.

Our Board has fixed the close of business on January [    ], 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the Proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on January [    ], 2024 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

The shares of the Company’s Common Stock represented by all validly executed proxies received in time to be taken to the Annual Meeting and not previously revoked will be voted at the Annual Meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this proxy statement and the enclosed proxy card to our stockholders on or about January [    ], 2024.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is 5,155,754. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of 2,577,878 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters. The Company’s warrants and rights do not carry voting rights.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Director Election Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 4 (Auditor Ratification Proposal) is a matter that we believe will be considered “routine.”

Proposal 5 (Adjournment Proposal) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1, 2 or 3 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment Proposal	Majority of all issued and outstanding shares	No
Trust Amendment Proposal	Majority of all issued and outstanding shares	No
Director Election Proposal	Plurality of the shares represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting	No
Auditor Ratification Proposal	Majority of the shares represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting	Yes
Adjournment Proposal	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting	Yes

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Director Election Proposal. Abstentions with respect to the Auditor Ratification Proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to the Auditor Ratification Proposal will have no effect on the vote. Abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the Company’s Initial Stockholders, Sponsor, officers, directors and advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If an Initial Business Combination is not completed by February 22, 2024, Arisz will be required to liquidate, unless Arisz obtains stockholder approval to amend the Charter to extend the date by which an Initial Business Combination may be consummated. In such event, the 1,596,794 shares of Arisz Common Stock held by the initial stockholders, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless. Such shares had an aggregate market value of approximately $[          ] million based on the closing price of Arisz Common Stock of $[          ] on Nasdaq as of January [    ], 2024;

•        If an Initial Business Combination is not completed by February 22, 2024, unless Arisz obtains stockholder approval to amend the Charter to extend the date by which an Initial Business Combination may be consummated, the 276,389 Private Units purchased by the Sponsor and Chardan for a total purchase price of $2,763,886, will be worthless. Such Private Units had an aggregate market value of approximately $[          ] million based on the closing price of Arisz Units of $[          ] on Nasdaq as of January [    ], 2024; and

•        The exercise of Arisz’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the transaction may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our stockholders’ best interest.

•        the fact that the Sponsor paid an aggregate of $25,000 for its Founder Shares and such securities will have a significantly higher value at the time of the Initial Business Combination;

•        if we are unable to complete an Initial Business Combination and distribute the proceeds held in trust to our public stockholders, our sponsor has agreed (subject to certain exceptions) that it will be liable to ensure that the proceeds in the Trust Account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us;

•        all rights specified in the Company’s Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an Initial Business Combination. If the Initial Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

•        our sponsor, officers, directors, initial stockholders or their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate the Initial Business Combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if the Initial Business Combination is not completed. As of January [    ], 2024 no out-of-pocket expenses are owed to our officers, directors and Sponsor

•        Arisz’s initial stockholders could benefit from the completion of a business combination that is not favorable to its public stockholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. For example, if the share price of the Arisz Common Stock declined to $5.00 per share after the close of the business combination, Arisz’s public stockholders that purchased shares in the initial public offering, would have a loss of $5.00 per share, while Arisz’s initial stockholders would have a gain of $4.99 per share because it acquired the Founder Shares for a nominal amount. In other words, Arisz’s initial stockholders can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.

Additionally, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Company consummates an Initial Business Combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Voting Procedures

Each share of our Common Stock that you own in your name entitles you to one vote on each of the Proposals for the Annual Meeting. Your proxy card shows the number of shares of our Common Stock that you own.

You can vote your shares in advance of the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Annual Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

•        You can attend the Annual Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Solicitation of Proxies

Your proxy is being solicited by our board on the Proposals being presented to stockholders at the Annual Meeting. The Company has agreed to pay Advantage Proxy, Inc. (“Advantage”) its customary fee and out-of-pocket expenses. The Company will reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage at:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Stockholders

Only one copy of this proxy statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this proxy statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Arisz Acquisition Corp., c/o MSQ Ventures, 12 East 49th Street, 17th Floor, New York, NY, 10017; Attention: Secretary, or call the Company promptly at (212) 845-9945.

If you share an address with at least one other stockholder and currently receive multiple copies of our proxy statement, and you would like to receive a single copy of our proxy statement, please specify such request in writing and send such written request to Arisz Acquisition Corp., c/o MSQ Ventures, 12 East 49th Street, 17th Floor, New York, NY, 10017; Attention: Secretary.

Redemption Rights

Pursuant to our currently existing charter, any holders of our Public Shares may demand that such shares be redeemed for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Annual Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the Proposals and whether or not they are holders of our Common Stock as of the Record Date. If you properly exercise your redemption rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the Annual Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $[          ] million on January [    ], 2024, the estimated per share conversion price would have been approximately $[          ], without taking into account additional allocation of payments to cover any tax obligation of the Company, such as franchise taxes, but not including any excise tax.

In order to exercise your redemption rights, you must:

•        submit a request in writing prior to 5:00 p.m., Eastern time on February [    ], 2024 (two business days before the Annual Meeting) that we redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

and

•        deliver your shares of Common Stock either physically or electronically through DTC to our transfer agent at least two business days before the Annual Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your shares of Common Stock as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our Common Stock, as they may receive higher proceeds from the sale of their Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our Common Stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our Common Stock when you wish to sell your shares.

If you exercise your redemption rights, your shares of our Common Stock will cease to be outstanding immediately prior to the Annual Meeting (assuming the Charter Amendment Proposal and the Trust Amendment Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an Initial Business Combination by February 22, 2024, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and warrants and rights will expire worthless.

Holders of outstanding units must separate the underlying shares of Common Stock and public warrants and rights? prior to exercising conversion rights with respect to the shares of Common Stock.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into Public Shares and public warrants and public rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and public warrants and rights. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each of our founders, officers and directors, (ii) all of our officers and directors as a group and (iii) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock, as of the Record Date. The percentages below are based on 5,155,754 shares of the Company’s Common Stock issued and outstanding, including common shares underlying the Company’s units. The following table does not reflect record of beneficial ownership of the warrants and rights included in the units or the private units issued pursuant to the Company’s initial public offering as these warrants are not convertible until consummation of the Company’s Initial Business Combination.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)(3)	Approximate Percentage of Outstanding Shares
Directors and Executive Officers of Arisz:
Echo Hindle-Yang(4)	1,786,683	34.7%
Marc Estigarribia	10,000	*
Rushi Trivedi	2,500	*
Romain Guerel	2,500	*
Nick He	2,500	*
All officers and directors as a group (5 individuals)	1,804,183	35.0%
Holders of 5% or more of our common stock:
Arisz Investment LLC(5)	1,746,683	33.9%

____________

*        Less than one percent.

(1)      Unless otherwise indicated, the business address of each of the following entities or individuals is C/O MSQ Ventures, 12 E 49th St, 17th floor, New York, NY 10017.

(2)      Interests shown consist solely of insider shares, classified as shares of common stock. Reflects the transfer of an aggregate of 57,500 insider shares to the directors by the Sponsor prior to the consummation of the offering.

(3)      Does not include beneficial ownership of any shares of common stock underlying outstanding private rights, private warrants, and the Unit Purchase Option as such shares are not issuable within 60 days of the date of this proxy statement.

(4)      Consists of (i) 40,000 shares of Common Stock held by Echo Hindle-Yang, (ii) 207,389 shares of Common Stock underlying the private placement units held directly by Arisz Investment LLC, and (iii) 1,539,294 shares of Common Stock held by Arisz Investment LLC (of which 76,142 shares were sold by Arisz Investment LLC in connection with the company’s initial business combination but have not been transferred as of the date hereof). Ms. Hindle-Yang is the manager of Arisz Investment LLC and has voting and dispositive control over the shares of Common Stock held by Arisz Investment LLC over which Echo Hindle-Yang has voting and dispositive power. Ms. Hindle-Yang disclaims beneficial ownership of such shares, except to the extent of her pecuniary interest therein.

(5)      Consists of (i) 207,389 shares of Common Stock underlying the private placement units held directly by Arisz Investment LLC and (ii) 1,539,294 shares of Common Stock held directly by Arisz Investment LLC (of which 76,142 shares were sold by Arisz Investment LLC in connection with the company’s initial business combination but have not been transferred as of the date hereof). Echo Hindle-Yang is the manager of Arisz Investment LLC and therefore has voting and dispositive control over the shares of Common Stock and Common Stock held by Arisz Investment LLC. Our Chairman and Chief Executive Officer has voting and dispositive power over the shares owned by Arisz Investment LLC.

Risk Related to Our Internal Control Over Financial Reporting

We have identified material weaknesses in our internal control over financial reporting as of September 30, 2023. If we are unable to develop and maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results in a timely manner, which may adversely affect investor confidence in us and materially and adversely affect our business and operating results.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Our management is likewise required, on a quarterly basis, to evaluate the effectiveness of our internal controls and to disclose any changes and material weaknesses identified through such evaluation in those internal controls. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis.

As discussed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, our management has concluded that, as of September 30, 2023, we had material weaknesses in our internal control over financial reporting related to our review controls.

Effective internal controls are necessary for us to provide reliable financial reports and prevent fraud. Any failure to maintain such internal control could adversely impact our ability to report our financial position and results from operations on a timely and accurate basis. If our financial statements are not accurate, investors may not have a complete understanding of our operations. Likewise, if our financial statements are not filed on a timely basis, we could be subject to sanctions or investigations by the stock exchange on which our common stock is listed, the SEC or other regulatory authorities. In either case, there could result a material adverse effect on our business. Failure to timely file will cause us to be ineligible to utilize short form registration statements on Form S-3, which may impair our ability to obtain capital in a timely fashion to execute our business strategies or issue shares to effect an acquisition. Ineffective internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our stock.

We continue to evaluate steps to remediate the identified material weaknesses. These remediation measures may be time consuming and costly and there is no assurance that these initiatives will ultimately have the intended effects. If we identify any new material weaknesses in the future, any such newly identified material weakness could limit our ability to prevent or detect a misstatement of our accounts or disclosures that could result in a material misstatement of our annual or interim financial statements. In such case, we may be unable to maintain compliance with securities law requirements regarding timely filing of periodic reports in addition to applicable stock exchange listing requirements, investors may lose confidence in our financial reporting and our stock price may decline as a result. We cannot assure you that the measures we have taken to date, or any measures we may take in the future, will be sufficient to avoid potential future material weaknesses.

We can give no assurance that the measures we have taken and plan to take in the future will remediate the material weakness identified or that any additional material weaknesses or restatements of financial results will not arise in the future due to a failure to implement and maintain adequate internal control over financial reporting or circumvention of these controls. In addition, even if we are successful in strengthening our controls and procedures, in the future those controls and procedures may not be adequate to prevent or identify irregularities or errors or to facilitate the fair presentation of our financial statements.

Risk Related to being Deemed an Investment Company

Even though we converted the securities in the Trust Account into an interest-bearing demand deposit account at a bank, we still may be determined to be an investment company under the Investment Company Act, in which case the Company would wind down and we would not be able to complete our business combination. In addition, to the conversion to cash may limit the interest income available for payment of taxes and dissolution expenses or for distribution to public stockholders.

The funds in the Trust Account had, since our IPO, been invested only in U.S. government treasury obligations with maturities of 185 days or less or in certain money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest solely in U.S. government treasury obligations. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account, prior to November 17, 2023, and thereafter to hold all funds in the Trust Account as cash items in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or the liquidation of the Company.

If we were determined to be an unregistered investment company, despite the change in investments in the Trust Account, the trustee could be required to liquidate the Trust Account, in which case the business of the Company would be discontinued and the Company wound down, and we would not be able to complete an initial business combination. If we are unable to complete our initial business combination, our public stockholders may receive only their pro rata portion of the funds in the Trust Account that are available for distribution to public stockholders, our warrants will expire worthless and our public stockholders would not have any opportunity to participate in any potential appreciation in the value of their public shares that might be created by an initial business combination.

In addition, prior to November 17, 2023, the Company converted its investments in the Trust Account into cash, which will remain in the Trust Account. While we maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account, we may receive lower interest on the funds held in such deposit account (as compared to investing such funds in interest-bearing U.S. government securities); however, we cannot assure you that such rate on the deposit account will not decrease or increase significantly. Furthermore, interest previously earned on the funds held in the Trust Account still may be released to pay taxes of the Company. As a result, holding all funds in the Trust Account in cash items may reduce the dollar amount our public stockholders would receive upon any redemption of the public shares or our liquidation.

Risk of Being Subject to U.S. Foreign Investment Regulations and Review by a U.S. Government Entity

We may not be able to complete an Initial Business Combination with a U.S. target company if such Initial Business Combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

We have no reason to believe that when we consummate an Initial Business Combination that the post-combination company will be considered a “foreign person” under the regulations administered by CFIUS. However, if our Initial Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, this could delay us in consummating our Initial Business Combination. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Initial Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the Initial Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Initial Business Combination. CFIUS may decide to block or delay our Initial Business Combination, impose conditions to mitigate national security concerns with respect to such Initial Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain Initial Business Combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an Initial Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Initial Business Combination. If we cannot complete our Initial Business Combination by February 22, 2024 (or November 22, 2024, if our time to complete a business combination is extended as described herein) due to the passage of time relating to any governmental review, or because any such review process drags on beyond such timeframe, or because our Initial Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. In such situation, Arisz would (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of Common Stock, at a per-share of Common Stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to Arisz (net of taxes payable), divided by the number of then outstanding shares of Common Stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of Common Stock (including the right to receive further liquidation distributions, if any), subject to applicable law.

As promptly as reasonably possible following such redemption, Arisz would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If we liquidate, our public stockholders may only receive $10.00 per share. This will also cause you to lose the opportunity realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

Risk of not Completing an Initial Business Combination

We may not be able to complete our Initial Business Combination within the prescribed time frame, in which case we would cease all operations except for the purpose of winding up and we would redeem our public shares and liquidate, in which case our public stockholders may only receive $10.00 per share, or less than such amount in certain circumstances, and our warrants will expire worthless.

Our Charter provides that we must complete our Initial Business Combination by February 22, 2024 (the “Current Termination Date”). In connection with the Annual Meeting, you are being asked to consider and vote upon a proposal (the “Charter Amendment Proposal”) to amend the Charter in order to, among other things, extend the date by which Arisz must consummate a business combination up to nine (9) times (the “Charter Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from February 22, 2024 to November 22, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”).

We may not be able to complete our Initial Business Combination within such time period. Our ability to complete our Initial Business Combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein.

In addition, Nasdaq Rule IM-5101-2, requires that a special purpose acquisition company, like Arisz, must complete one or more business combinations within 36 months of the effectiveness of its registration statement in connection with its initial public offering, or such shorter period that the company specifies in its registration statement. Since Arisz’s registration statement for its initial public offering became effective on November 17, 2021, it is required by this rule to complete its initial business combination by no later than November 17, 2024. As a result, if we are unable to complete our initial business combination by November 17, 2024, our securities would be subject to suspension and delisting, unless we can successfully appeal such delisting determination.

If we have not completed our Initial Business Combination by the Current Termination Date or by the Extended Termination Date (if the Charter Amendment Proposal is approved), then we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the trust account, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of Common Stock and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless In such case, our public stockholders may only receive $10.00 per share. In certain circumstances, our public stockholders may receive less than $10.00 per share on the redemption of their shares. This will also cause you to lose the investment opportunity to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

PROPOSAL 1: THE CHARTER AMENDMENT PROPOSAL

This is a proposal to amend (the “Charter Amendment”) Arisz’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which Arisz must consummate a business combination up to nine (9) times (the “Charter Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from February 22, 2024 to November 22, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”);. We refer to this proposals as the “Charter Amendment Proposal”.

All stockholders are encouraged to read the proposed Charter Amendment Proposal in its entirety for a more complete description of its terms. A copy of the proposed Charter Amendment Proposal is attached hereto as Annex A.

Reasons for the Charter Amendment Proposal

The purpose of the Charter Amendment Proposal is to allow Arisz more time to complete its Initial Business Combination. Arisz’s Charter provides that Arisz has only until February 22, 2024 to complete its Initial Business Combination.

Pursuant to the Trust Agreement and the Company’s Charter, if Arisz does not complete its Initial Business Combination by February 22, 2024, Arisz would cease all operations except for the purpose of winding up the Company.

Arisz and its board of directors have determined that there may not be sufficient time before February 22, 2024 to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Initial Business Combination. Accordingly, Arisz’s board has determined that, given Arisz’s expenditure of time, effort and money on identifying BitFuFu as a target business and completing its Initial Business Combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, Arisz will have to consummate an Initial Business Combination before the Extended Termination Date.

If Arisz’s board of directors determines that Arisz will not be able to consummate an Initial Business Combination by the Extended Termination Date, and does not wish to seek an additional extension, Arisz would then look to wind up the Company’s affairs and redeem 100% of the outstanding Public Shares.

In connection with the Charter Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to Arisz to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem Public Shares when the Initial Business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[    ] million as of January [    ], 2024. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if Arisz has not completed its Initial Business Combination by the Extended Termination Date. Our Sponsor, our officers and directors and our other initial stockholders, own an aggregate of 1,596,794 shares of our Common Stock that we refer to as the “Founder Shares”, issued prior to our initial public offering (“IPO”) and 207,389 shares of our Common Stock, which we refer to as the “Private Placement Shares” that were included in the units purchased in a private placement which occurred simultaneously with the completion of the IPO.

Factors to Consider

When you consider the recommendation of our board, you should consider, among other things, the following benefits and detriments of the Proposals to you as the public stockholders:

•        If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Company extends the Combination Period, the Company will deposit $120,000 into the Trust Account in connection with each one-month Extension. Accordingly, assuming no redemptions, and assuming the Company elects to utilize all nine (9) one-month Extensions, the Company will have deposited an aggregate of $1,080,000 or, $[    ] per non-redeeming Public Share, by November 22, 2024. However, this amount will be reduced in accordance with the number of redemptions that occur at the time of the Special Meeting.

•        Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the Proposals and whether or not they are holders of our Common Stock as of the Record Date. (See “Redemption Rights”).

•        Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[    ] million as of January [    ], 2024.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the Company’s initial stockholders, sponsor, officers, directors and advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If an Initial Business Combination is not completed by February 22, 2024, Arisz will be required to liquidate, unless Arisz obtains stockholder approval to amend the Charter to extend the date by which an Initial Business Combination may be consummated. In such event, the 1,596,794 shares of Arisz Common Stock held by the initial stockholders, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless. Such shares had an aggregate market value of approximately $[    ] million based on the closing price of Arisz Common Stock of $[    ] on Nasdaq as of January [    ], 2024;

•        If an Initial Business Combination is not completed by February 22, 2024, unless Arisz obtains stockholder approval to amend the Charter to extend the date by which an Initial Business Combination may be consummated, the 276,389 Private Units purchased by the Sponsor and Chardan for a total purchase price of $2,763,886, will be worthless. Such Private Units had an aggregate market value of approximately $[    ] million based on the closing price of Arisz Units of $[    ] on Nasdaq as of January [    ], 2024; and

•        The exercise of Arisz’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the transaction may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our stockholders’ best interest.

•        the fact that the Sponsor paid an aggregate of $25,000 for its Founder Shares and such securities will have a significantly higher value at the time of the Initial Business Combination;

•        if we are unable to complete an Initial Business Combination and distribute the proceeds held in trust to our public stockholders, our sponsor has agreed (subject to certain exceptions) that it will be liable to ensure that the proceeds in the Trust Account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us;

•        all rights specified in the Company’s Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an Initial Business Combination. If the Initial Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

•        our sponsor, officers, directors, initial stockholders or their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate the Initial Business Combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if the Initial Business Combination is not completed. As of January [    ], 2024 no out-of-pocket expenses are owed to our officers, directors and Sponsor.

•        Arisz’s initial stockholders could benefit from the completion of a business combination that is not favorable to its public stockholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. For example, if the share price of the Arisz Common Stock declined to $5.00 per share after the close of the business combination, Arisz’s public stockholders that purchased shares in the initial public offering, would have a loss of $5.00 per share, while Arisz’s initial stockholders would have a gain of $4.99 per share because it acquired the Founder Shares for a nominal amount. In other words, Arisz’s initial stockholders can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting (or February [    ], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of January [    ], 2024, there was approximately $[    ] million in the Trust Account. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Current Termination Date is extended to November 22, 2024, the redemption price per share will be approximately $[    ], without taking into account additional allocation of payments to cover any tax obligation of the Company, such as franchise taxes, but not including any excise tax. The closing price of the Company’s Common Stock on January [    ], 2024 was $[    ]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will extend the time to complete an Initial Business until November 22, 2024. If the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are not approved and we do not consummate an Initial Business Combination by February 22, 2024, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the trust account, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of Common Stock and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless if we fail to complete our Initial Business Combination within the initial 18-month time period. In the event of a liquidation, our Sponsor, our officers and directors and our other Initial Stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Shares.

Required Vote

Subject to the foregoing, the affirmative vote of a majority of the Company’s outstanding Common Stock, including the Founder Shares and the Private Placement Shares will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our Initial Business Combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Charter Amendment Proposal or the Trust Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on January [    ], 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposal and the Trust Amendment Proposal are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on an Initial Business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Charter Amendment Proposal.

PROPOSAL 2: THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

The proposed Trust Amendment Proposal would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of November 17, 2021, and amended on May 12, 2023, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the time to complete an Initial Business Combination (the “Business Combination Period”) up to nine (9) times on a month-to-month basis (each an “Extension”), each such extension for an additional one-month period, to November 22, 2024 (the “Trust Amendment”), by depositing into the Trust Account $120,000 (the “Extension Payment”) for each one-month Extension. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment Proposal is to give the Company the right to extend the Business Combination Period from February 22, 2024 up to nine (9) times, each such Extension for an additional one-month period, until November 22, 2024 (i.e., 36 months from the consummation of the IPO), provided that the Extension Payment is deposited into the Trust Account prior to the date of the monthly applicable deadline.

The Company’s current Charter and Trust Agreement provide that the Company has until February 24, 2024 to complete an Initial Business Combination.

Arisz and its board of directors have determined that there will not be sufficient time before February 22, 2024 (its current termination date) to hold a Special Meeting to obtain the requisite stockholder approval of, and to consummate, the Initial Business Combination. However, management believes that it can close the Initial Business Combination before November 22, 2024. Under the circumstances, the Sponsor or any of its affiliates (the “Contributors”) will pay the extension amount for each proposed one-month extension on an as-needed basis, up to nine (9) times for each one-month extension. After consultation with the Company’s Contributors, Arisz’s management has reason to believe that, if the Charter Amendment Proposals and Trust Amendment Proposal are approved, and assuming no shares of Common Stock are redeemed, the Contributors will make a $120,000 Contribution into the Trust Account as each Extension Payment, upon five days’ advance notice prior to the applicable deadline from the Sponsor to Arisz, and extend the Combination Period for an additional one-month period each time until November 22, 2024, as needed. Each Contribution will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval of the Trust Amendment Proposal. The Contribution(s) will bear no interest. The Contributions will be lost by the Contributors if the Company is unable to consummate an Initial Business Combination except to the extent of any funds held outside of the Trust Account.

If the Trust Amendment Is Not Approved

If the Trust Amendment Proposal is not approved, and we do not consummate an Initial Business Combination by February 22, 2024, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Amendment Proposal Is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Initial Business Combination or in connection with our liquidation if we do not complete an Initial Business Combination by the Extended Termination Date. The Company will then continue to attempt to consummate an Initial Business Combination until the Extended Termination Date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an Initial Business Combination by the Extended Termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of a majority of the Company’s outstanding Common Stock, including the Founder Shares and Private Placement Shares, will be required to approve the Trust Amendment Proposal. Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on an Initial Business Combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL 3: ELECTION OF DIRECTORS

One director is to be elected at the Annual Meeting. In accordance with the Company’s Charter, the Board of Directors is divided into three classes. Class A consists of one director, Romain Guerel, Class B consists of two directors, Nick He and Rushi Trivedi, and Class C consists of one director, Echo Hindle-Yang. All directors within a class have the same three-year terms of office. The term of office of the first class of directors, consisting of Romain Guerel, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Nick He and Rushi Trivedi, will expire at the second annual meeting. The term of office of the third class of directors, consisting of Echo Hindle-Yang, will expire at our third annual meeting of stockholders.

The Board of Directors has nominated the following person to stand for election as a Class A director at the Annual Meeting:

Romain Guerel

The nominee for election as a director has consented to serve if elected. If, as a result of circumstances not now known or foreseen, the nominee should be unavailable or unwilling to serve as a director, proxies may be voted for the election of such other persons as the Board of Directors may select. The Board of Directors has no reason to believe that the nominee will be unable or unwilling to serve.

If a quorum is present at the Annual Meeting, the nominee for director will be elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote in the election.

The following table sets forth information about our directors.

Name	Age	Position	Has served as the Company director since
Echo Hindle-Yang	47	Chairman of the Board of Directors and Chief Executive Officer	November 17, 2021
Rushi Trivedi	38	Director	November 17, 2021
Romain Guerel	52	Director	November 17, 2021
Nick He	41	Director	November 17, 2021

Director Standing for Election (Class A)

Dr. Romain Guerel has been a member of our board of directors since November 17, 2021. Since March 2020, Dr. Guerel is the founder and CEO of MSolution Consulting. The consulting company provides project management consultancy for European and North American companies. Starting March 2019, Dr. Guerel has been elected as an executive board member of a French International School where he has in charge with other 7 board members of all administrative and strategic decisions on behalf of the parent’s committee. From September 2012 to February 2020, Dr. Guerel worked as a director for Century 3 Project Management Company where he was in charge on multiple management projects for Fortune 500 companies. From 2001 to 2012, Dr. Guerel was the co-founder and Managing Director of Capital Resources where he was in charge of raising funds for high-end real estate projects. Dr. Guerel obtained his Doctor of Philosophy in Management from HKUST Business School in 2011, and has Master of Laws degrees in Commercial French law and International law from the Law School of Nice Sophia Antipolis.

Directors Continuing in Office

Directors whose present terms continue until 2024 (Class B):

Nick He has been a member of our board of directors since November 17, 2021. Since January 2017, Mr. He has been the Founder and the Chief Executive Officer of GPS Renting, a privately held real estate investment firm with brokerage and property management services which brings cutting-edge mobile technology, strategic planning, and extensive real estate experience to serve clients. Between April 2012 and November 2016, Mr. He started as a strategy and product planer and became the senior program manager lead when he left Microsoft. Mr. He was responsible for product strategies, including, but not limited to Market opportunity & Business Plan, Growth strategy, Turnaround Strategy at Microsoft. Between May 2008 and September 2008, Mr. He served as summer associate consultant at McKinsey & Co. where Mr. He led the Financial Analysis and Planning project which analysis of technology spending and recommended a 5-year investment strategy. Mr. He obtained his MBA degree focusing on strategy and marketing in 2009 from Duke University Fuqua School of Business.

Rushi Trivedi, PhD has been a member of our board of directors since November 17, 2021. Since 2019, Dr. Trivedi has been founder of RepliGene Life Sciences, a company that specializes in the production of Cell and Gene Therapy adducts. Dr. Trivedi focuses on unmet clinical needs and assists in bringing the next generation Cell and Gene Therapies to the market. Between June 2015 and April 2019, Dr. Trivedi served as strategy consultant at McKinsey & Company where Dr. Trivedi gained extensive experience in M&A, business development, due diligence, portfolio management and asset integration while drawing heavily from his background in oncology and drug development to serve clients in these topics across pharma, medical technology tech, and private equity. Dr. Trivedi has published widely in leading peer-reviewed journals. Dr. Trivedi obtained his Doctor of Philosophy in Biochemistry and Molecular Biology from Stowers Institute of Medical Research and University of Kansas Medical Center in 2015, and his MS in Medicinal and Pharmaceutical Chemistry from University of Kansas in 2009, and his BS in Pharmaceutical Sciences from Purdue University in 2007.

Director whose present terms continue until 2025 (Class C):

Echo Hindle-Yang has been our Chief Executive Officer since inception and became chairwoman of our board of directors upon consummation of our IPO. Ms. Hindle-Yang has more than 20 years of extensive experience of leading complex organizations, managing transactions for fortune 500 global companies and founding new ventures to resolve unmet market needs. More recently, Ms. Hindle-Yang’s focus has largely been within the healthcare industry, where she has advised global pharmaceutical and medical device companies in North America and Europe on their corporate strategy endeavors, financing paths, portfolio optimization and acquisition opportunities. In 2016, Ms. Hindle-Yang founded M.S.Q. Ventures, a New York-based advisory firm that focuses on integration for emerging life sciences companies. From 2011 to 2015, Ms. Hindle-Yang served as Chief Operation Officer at Playbutton LLC where she managed the company’s business strategy, marketing, finance operations including IPO’s and acquisitions. In 2010, Ms. Hindle-Yang joined Gerber Scientific Inc as director of global strategy and operations in charge of leading a brand-new global team to focus on overseas expansion and operations. Ms. Hindle-Yang holds an MBA from Duke University with a health sector management certificate. Currently Ms. Hindle-Yang is serving on the DukeNY Board.

Number, terms of office and appointment of officers and directors

Our board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors will expire at our first annual meeting of stockholders. The term of office of the second class of directors, will expire at the second annual meeting. The term of office of the third class of directors, will expire at our third annual meeting of stockholders. We may not hold an annual meeting of stockholders until after we consummate our initial business combination.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our directors may consist of a chairman of the board, and that our officer may consist of chief executive officer, president, chief financial officer, executive vice president(s), vice president(s), secretary, treasurer and such other officers as may be determined by the board of directors.

Executive Compensation

No executive officer has received any cash compensation for services rendered to us. Commencing on the date of our IPO prospectus through the completion of our initial business combination with a target business, we will pay to Arisz Investment LLC, a fee of $10,000 per month for providing us with office space and certain office and secretarial services. However, pursuant to the terms of such agreement, our sponsor agreed to defer the payment of such monthly fee. Any such unpaid amount will accrue without interest and be due and payable no later than the date of the consummation of our initial business combination. Other than the $10,000 per month administrative fee, no compensation or fees of any kind, including finder’s fees, consulting fees and other similar fees, will be paid to our insiders or any of the members of our management team, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the Trust Account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider our initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

Director independence

Nasdaq listing standards require that within one year of the listing of our securities on the Nasdaq Global Market we have at least three independent directors and that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors had determined that each of Rushi Trivedi, Romain Guerel and Nick He is an “independent director” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

We will only enter into a business combination if it is approved by a majority of our independent directors. Additionally, we will only enter into transactions with our officers and directors and their respective affiliates that are on terms no less favorable to us than could be obtained from independent parties. Any related-party transactions must be approved by our audit committee and a majority of disinterested directors.

Audit Committee

Effective as of the date of our IPO prospectus, we established an audit committee of the board of directors, which consists of Rushi Trivedi, Romain Guerel and Nick He, each of whom is an independent director. Nick He serves as chairman of the audit committee.

The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent registered public accounting firm the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent registered public accounting firm;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

•        appointing or replacing the independent registered public accounting firm;

•        determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•        approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Nick He qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

Effective as of the date of our IPO prospectus, we established a compensation committee of the board of directors consisting of Rushi Trivedi, Romain Guerel and Nick He, each of whom is an independent director. Rushi Trivedi serves as chairman of the compensation committee.

We adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers and reviewing and making recommendations with respect to all non-executive officer compensation;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. Rushi Trivedi, Romain Guerel and Nick He will participate in the consideration and recommendation of director nominees. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Director Compensation

No director will receive cash compensation for serving on our board. Prior to the closing of the offering, the Sponsor transferred an aggregate of 57,500 insider shares to the directors.

Compensation Committee Interlocks and Insider Participation

We may not have a compensation committee in place prior to the completion of our initial business combination. Any executive compensation matters that arise prior to the time we have a compensation committee in place will be determined by our independent directors. None of our directors who currently serve as members of our compensation committee is, or has at any time in the past been, one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee of any other entity that has one or more executive officers serving on our board of directors. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors of any other entity that has one or more executive officers serving on our compensation committee.

Code of ethics

Effective upon consummation of our IPO, we adopted a code of ethics that applies to all of our executive officers, directors and employees. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

Conflicts of interest

Investors should be aware of the following potential conflicts of interest:

•        None of our officers and directors is required to commit their full time to our affairs and, accordingly, they may have conflicts of interest in allocating their time among various business activities.

•        In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to our company as well as the other entities with which they are affiliated. Thus, our officers and directors may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

•        Our officers and directors may in the future become affiliated with entities, including other blank check companies, engaged in business activities similar to those intended to be conducted by our company.

•        Unless we consummate our initial business combination, our officers, directors and other insiders will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account.

•        The insider shares beneficially owned by our officers and directors will be released from escrow only if our initial business combination is successfully completed. Additionally, if we are unable to complete an initial business combination within the required time frame, our officers and directors will not be entitled to receive any amounts held in the trust account with respect to any of their insider shares or private units. Furthermore, Arisz Investment LLC has agreed that the private units will not be sold or transferred by it until after we have completed our initial business combination. For the foregoing reasons, our board may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effect our initial business combination.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

•        the corporation could financially undertake the opportunity;

•        the opportunity is within the corporation’s line of business; and

•        it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Furthermore, our certificate of incorporation provides that the doctrine of corporate opportunity will not apply with respect to any of our officers or directors in circumstances where the application of the doctrine would conflict with any fiduciary duties or contractual obligations they may have. In order to minimize potential conflicts of interest which may arise from multiple affiliations, our officers and directors (other than our independent directors) have agreed to present to us for our consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire a target business, until the earlier of: (1) our consummation of an initial business combination and (2) February 22, 2024 (unless such date is further extended by a shareholder vote in accordance with our governing documents). This agreement is, however, subject to any pre-existing fiduciary and contractual obligations such officer or director may from time to time have to another entity. Accordingly, if any of them becomes aware of a business combination opportunity which is suitable for an entity to which he or she has pre-existing fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity. We do not believe, however, that the pre-existing fiduciary duties or contractual obligations of our officers and directors will materially undermine our ability to complete our business combination because in most cases the affiliated companies are closely held entities controlled by the officer or director or the nature of the affiliated company’s business is such that it is unlikely that a conflict will arise.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our shares of common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner.

EXECUTIVE OFFICERS

The following sets forth the names and ages of our current executive officers, their respective positions and offices.

Name	Age	Position
Echo Hindle-Yang	47	Chairman of the Board of Directors and Chief Executive Officer
Marc Estigarribia	63	Chief Financial Officer

Executive Compensation

Employment Agreements

We have not entered into any employment agreements with our executive officers and have not made any agreements to provide benefits upon termination of employment.

Certain Relationships and Related Party Transactions

Founder Shares

On August 5, 2021, our Sponsor purchased 1,437,500 founder shares for an aggregate purchase price of $25,000. On October 29, 2021, we effected a 1.2-for-1.0 stock split of our common stock, resulting in our sponsor holding an aggregate of 1,725,000 insider shares. The number of founder shares issued was determined based on the expectation that such founder shares would represent approximately 20% of the outstanding shares upon completion of our IPO (excluding the shares of common stock issued to the representative or its designees, the placement units and securities underlying the placement units and assuming the initial stockholders do not purchase units in the IPO). As of September 30, 2023, the Sponsor owned 1,943,889 shares of common stock. As the underwriters’ over-allotment option has been exercised in full, none of the shares of Common Stock held by the Sponsor are subject to forfeiture.

The initial stockholders have agreed not to transfer, assign or sell any of their founder shares (or shares of common stock issuable upon conversion thereof) until the earlier to occur of: (A) six months after the completion of the initial Business Combination and (B) subsequent to the initial Business Combination, if the reported last sale price of the common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after the initial Business Combination.

Promissory Note — Related Party

On August 5, 2021, the Sponsor issued to us an unsecured promissory note, pursuant to which we may borrow up to an aggregate principal amount of $300,000, to be used for payment of costs related to the Initial Public Offering. The note was non-interest bearing and payable on the earlier of the consummation of the Initial Public Offering or the date on which we determine not to proceed with the Initial Public Offering. Concurrently with the IPO, the Company repaid the outstanding balance of $105,000 to the Sponsor.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or our officers and directors may, but are not obligated to, loan us funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be converted upon consummation of a Business Combination into additional Placement Units at a price of $10.00 per Unit. In the event that a Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. As of September 30, 2023, there was no amount outstanding under any Working Capital Loan.

Administrative Services Arrangement

Our financial advisor has agreed, commencing from the date that our securities are first listed on NASDAQ through the earlier of our consummation of a Business Combination and its liquidation, to make available to us certain general and administrative services, including office space, utilities and administrative services, as we may require from time to time. We have agreed to pay the Sponsor $10,000 per month for these services.

General

Our Sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers or directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Other than the payment to our Sponsor of $10,000 per month for office space, utilities and secretarial and administrative support, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination.

Related Party Policy

Our Code of Ethics, which we adopted on November 17, 2021, requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

In addition, our audit committee, pursuant to a written charter that we adopted on November 17, 2021, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. A form of the audit committee charter that we adopted on November 17, 2021, is filed as an exhibit to the registration statement of which our IPO prospectus is a part. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our Sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that our initial business combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements, consulting fee, monies in respect of any payment of a loan or other compensation will be paid by us to our Sponsor, officers or directors or any affiliate of our Sponsor, officers or directors prior to, for services rendered to us prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, the following payments will be made to our Sponsor, officers or directors, or our or their affiliates, none of which will be made from the proceeds of our public offering held in the trust account prior to the completion of our initial business combination:

•        Repayment of up to an aggregate of $300,000 in loans made to us by our Sponsor to cover offering-related and organizational expenses;

•        Payment to our financial advisor of $10,000 per month for office space, utilities and secretarial and administrative support;

•        Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and

•        Repayment of non-interest bearing loans which may be made by our Sponsor or an affiliate of our Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which (other than as described above) have not been determined nor have any written agreements been executed with respect thereto. Up to $1,500,000 of such loans may be convertible into units, at a price of $10.00 per unit at the option of the lender, upon consummation of our initial business combination. The units would be identical to the placement units.

Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates.

Required Vote

The Director Election Proposal will be approved by the affirmative vote of a plurality of the shares of the Company’s common stock, represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes with respect to this proposal will have no effect on the vote.

The Company’s board of directors recommends that you vote
“FOR” the Director Election Proposal.

PROPOSAL 4:

THE AUDITOR RATIFICATION PROPOSAL

The Audit Committee appointed Marcum LLP as independent auditors for the fiscal year ended September 30, 2024.

In the event the stockholders fail to ratify the selection of Marcum LLP, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Services and Fees of Independent Auditors

During the fiscal year ended September 30, 2023, the firm of Marcum LLP, has acted as our principal independent registered public accounting firm. The following is a summary of fees paid or to be paid to Marcum LLP for services rendered.

Audit Fees.    Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees of Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 8-K for the respective periods and other required filings with the SEC totaled $100,950 and $85,000 for the year ended September 30, 2023 and 2022, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for any audit-related fees for the years ended September 30, 2023 and 2022.

Tax Fees.    We did not pay Marcum for tax return services, planning and tax advice for the years ended September 30, 2023 and 2022.

All Other Fees.    We did not pay Marcum for any other services for the years ended September 30, 2023 and 2022.

Pre-Approval of Services

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Required Vote

This Auditor Ratification Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” the Auditor Ratification Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

The Company’s board of directors recommends that you vote
“FOR” the Auditor Ratification Proposal.

PROPOSAL 5: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Annual Meeting (who has agreed to act accordingly) to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve the other proposals in this proxy statement. If the Adjournment Proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the Annual Meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve the other proposals.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Annual Meeting vote for the Adjournment Proposal, the chairman of the Annual Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Adjournment Proposal.

THE ANNUAL MEETING

Date, Time and Place.    The Annual Meeting will be held at 10:00 a.m., ET on February [    ], 2024 virtually at [https://www.cstproxy.com/ariszacquisition/2024].

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Annual Meeting, if you owned Public Shares at the close of business on January [    ], 2024, the Record Date for the Annual Meeting. At the close of business on the Record Date, there were 5,155,754 shares of Common Stock outstanding each of which entitles its holder to cast one vote on the proposal.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Annual Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Annual Meeting. Advantage Proxy is assisting the Company in the proxy solicitation process for this Annual Meeting. The Company will pay that firm approximately $[8,500] in fees, plus disbursements for such services.

Required Votes

Charter Amendment Proposal.    The Charter Amendment Proposal must be approved by the affirmative vote of a majority of all then outstanding shares of the Common Stock.

Trust Amendment Proposal.    The Trust Amendment Proposal must be approved by the affirmative vote of a majority of all then outstanding shares of the Common Stock.

Director Election Proposal.    Approval of each of the directors being re-elected will require the affirmative vote of a plurality of the shares of the Company’s common stock, represented in person by virtual attendance or by proxy and entitled to vote at the Annual Meeting on any adjournment thereof.

Auditor Ratification Proposal.    Approval of the Auditor Ratification Proposal requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting or any adjournment thereof.

Adjournment Proposal.    The Adjournment Proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting, by ballot, proxy or electronic ballot, and entitled to vote at the Meeting.

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Director Election Proposal. Abstentions with respect to the Auditor Ratification Proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to the Auditor Ratification Proposal will have no effect on the vote. Abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal. If you do not want to approve the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our Initial Business Combination. Therefore, our board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

The Sponsor and all of the Company’s directors, executive officers, initial stockholders and their affiliates are expected to vote any Common Stock owned by them in favor of the Charter Amendment Proposal and the Trust Amendment Proposal. On the Record Date, our initial stockholders beneficially owned and were entitled to vote 1,804,183 shares of Common Stock, representing approximately 35.0% of the Company’s issued and outstanding shares of Common Stock.

STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal is approved and the Extension Amendment is filed and the Business Combination is consummated, the post-Business Combination company will hold its [2024] annual meeting of stockholders on or prior to [    ]. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q.

If the Charter Amendment Proposal is not approved and the Business Combination is not consummated, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. stockholders may notify the Company of their requests by calling or writing the Company’s proxy solicitation agent at:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

OTHER MATTERS TO BE PRESENTED AT THE ANNUAL MEETING

The Company did not have notice of any matter to be presented for action at the Annual Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about any Proposal by contacting us at the following address or telephone number:

Arisz Acquisition Corp.
c/o MSQ Ventures
12 East 49th Street, 17th Floor
New York, NY 10017

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later than February [    ], 2024.

Annex A

Extension Amendment

AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
ARISZ ACQUISITION CORP.

[•], 2024

Arisz Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Arisz Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 21, 2021.

2. An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 23, 2021 (the “First Amended and Restated Certificate of Incorporation”).

3. An Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 12, 2023 (the “Second Amended and Restated Certificate of Incorporation”).

4. This Amendment to the Second Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

5. The text of Article SIXTH (E) is hereby amended and restated to read in full as follows:

“E. In the event that the Corporation does not consummate a Business Combination by (x) 12 months from the consummation of the IPO, (y) up to 18 months from the consummation of the IPO if the Corporation elects to extend the amount of time to complete a Business Combination in accordance with the terms of the Investment Management Trust Agreement between the Corporation and Continental Stock Transfer & Trust Company (the “Trust Agreement”) or (z) up to November 22, 2024, provided that, pursuant to the terms hereof and the Corporation’s amended Trust Agreement, the Corporation deposits into the Trust Account the amount of $120,000 for each month extended, in the Corporation’s sole discretion whether to exercise one or more extensions (in any case, such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the DGCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Fund plus any pro rata interest earned on the funds held in the Trust Fund and not previously released to the Corporation or necessary to pay its taxes divided by the total number of IPO Shares then outstanding.”

6. This Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by the vote of shareholders holding the requisite number of shares required pursuant to the Amended and Restated Certificate of Incorporation at a duly held shareholder meeting.

Annex A-1

IN WITNESS WHEREOF, Arisz Acquisition Corp. has caused this Amendment to the Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Arisz Acquisition Corp.
By:
Name:	Fang Hindle-Yang
Title:	Chief Executive Officer

Annex A-2

Annex B

PROPOSED AMENDMENT
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of ___, 2024, to the Investment Management Trust Agreement (as defined below) is made by and between Arisz Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated November 17, 2021 (the “Trust Agreement”);

WHEREAS, the Company and the Trustee entered into Amendment No. 1 to the Trust Agreement on May 12, 2023;

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at the Annual Meeting of the Company held on February [            ], 2024, the Company’s stockholders approved (i) a proposal to amend the Company’s amended and restated certificate of incorporation giving the Company the right to extend the date by which it must complete a business combination from February 22, 2024 to November 22, 2024 (or such earlier date after February 22, 2024 as determined by the Company’s board of directors) (the “Extension Amendment”) and thus extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from February 22, 2024 to November 22, 2024 (or such earlier date after February 22, 2024 as determined by the Company’s board of directors);

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chairman of the Board or Chief Executive Officer and Chief Financial Officer and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by the Representative, complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by (x) the 12 month anniversary of the closing of the IPO (the “Closing”), (y) in the event that the Company, in accordance with the procedures set forth in the Registration Statement, extended the time to complete the Business Combination for up to 18 months from the Closing but has not completed the Business Combination within such 18 month period, the 18 month anniversary of the Closing, or (z) up to November 22, 2024, provided that, pursuant to the terms hereof and the Corporation’s amended and restated certificate of incorporation, the Corporation deposits into the Trust Account the amount of $120,000 for each month extended, in the Corporation’s sole discretion whether to exercise one or more extensions (as applicable, the “Applicable Deadline”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Applicable Deadline.”

Very truly yours,
ARISZ ACQUISITION CORP.
By:
Name:
Title:

Annex B-1

Acknowledged and Agreed:

Chardan Capital Markets, LLC
By:
Name:
Title:

Annex B-2

PROXY CARD

ARISZ ACQUISITION CORP.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Fang Hindle-Yang as proxy of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Arisz Acquisition Corp. (the “Company”), to be held via virtual meeting as described in the proxy statement on February [    ], 2024 at 10:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated January [    ], 2024 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1. PROPOSAL 1. CHARTER AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE DATE BY WHICH THE COMPANY MUST CONSUMMATE A BUSINESS COMBINATION FROM FEBRUARY 22, 2024, TO NOVEMBER 22, 2024, OR SUCH EARLIER DATE AS DETERMINED BY THE BOARD OF DIRECTORS, PROVIDED THAT, PURSUANT TO THE TERMS HEREOF AND THE CORPORATION’S AMENDED TRUST AGREEMENT, THE CORPORATION DEPOSITS INTO THE TRUST ACCOUNT THE AMOUNT OF $120,000 FOR EACH MONTH EXTENDED, IN THE CORPORATION’S SOLE DISCRETION WHETHER TO EXERCISE ONE OR MORE EXTENSIONS,, WHICH WE REFER TO AS THE “CHARTER AMENDMENT PROPOSAL”.

For ☐	Against ☐	Abstain ☐

2. PROPOSAL 2. TRUST AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF NOVEMBER 17, 2021 (AS AMENDED ON MAY 12, 2023, THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY TO PROVIDE THAT THE TIME FOR THE COMPANY TO COMPLETE ITS INITIAL BUSINESS COMBINATION (THE “BUSINESS COMBINATION PERIOD”) UNDER THE TRUST AGREEMENT SHALL BE EXTENDED FROM FEBRUARY 22, 2024 TO NOVEMBER 22, 2024, OR SUCH EARLIER DATE AS DETERMINED BY THE BOARD OF DIRECTORS AND TO THE EXTENT THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION IS AMENDED TO EXTEND THE BUSINESS COMBINATION PERIOD PROVIDED THAT THE COMPANY DEPOSITS INTO THE TRUST ACCOUNT $120,000 FOR EACH EXTENSION.

For ☐	Against ☐	Abstain ☐

3. PROPOSAL 3 — ELECTION OF DIRECTORS

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
1) Romain Guerel

INSTRUCTION: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below.

4. PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Approve the appointment of Marcum LLP, as the Company’s independent auditors, for the fiscal year ending September 30, 2024.

For ☐	Against ☐	Abstain ☐

5. PROPOSAL 5. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE ANNUAL MEETING TO ADJOURN THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE PROPOSALS.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one):            Yes            No

Number of attendees: ______

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.